SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 2008



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On April 29, 2008, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated April 29, 2008.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  April 29, 2008


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated April 29, 2008.

Exhibit 99.1  Press Release dated April 29, 2008.




RELEASE:                 NEW HARTFORD, NY, April 29, 2008
CONTACT:                 Christopher R. Byrnes (315) 738-0600 ext. 226
                         cbyrnes@partech.com,  www.partech.com


                           PAR TECHNOLOGY CORPORATION

                         -REPORTS FIRST QUARTER RESULTS-
        ----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--April 29, 2008--PAR Technology Corporation (NYSE:PTC) today announced results from operations for the first quarter ended March 31, 2008.

PAR reported first quarter revenues of $52.1 million, a 9% increase over the $47.8 million reported in the same period a year ago. A net loss for the first quarter of $744,000 was reported compared with a net loss of $1.3 million in the first quarter of 2007. The Company reported diluted loss per share of $0.05 for the first quarter of 2008, compared to diluted loss per share of $0.09 for the first quarter of last year.

John W. Sammon, PAR Chairman and CEO commented, "As anticipated, our revenues in the first quarter of 2008 were impacted by the continued third party software delays surrounding our largest hospitality customer. Additionally, overall revenue in North America was particularly challenging for us in the first quarter due to traditional seasonality issues and the typical decision delays leading up to McDonald's international convention which was held earlier this month. While our first quarter hospitality results were not unexpected, we were pleased with the strong performance of our Government I/T business in the first quarter."

Sammon commented further, "In our hospitality technology business, we continue to invest in our growth strategy involving advanced software products and channel expansion both domestically and internationally. With success of these investments, we expect to broaden our customer base and improve profitability. We continue to enjoy excellent customer relationships as reflected this quarter in McDonald's awarding us their Technology Supplier of the Year."

Sammon concluded by stating, "We have a strong foundation business with the largest and most prestigious accounts in the growing hospitality sector and the infrastructure to deliver our hospitality solutions worldwide. Our government business is solid with consistent year to year performance. We are currently investing to position our company for future growth and profitability and with an anticipated improvement in our McDonald's business, we are confident of a return to profitability this year."

Statements in this release or by the Company's spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the hospitality technology market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 45,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

================================================================================

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)

                                                         March 31,  December 31,
                                                           2008         2007
                                                         ---------  ------------
Assets
Current assets:
     Cash and cash equivalents ........................   $   3,493   $   4,431
     Accounts receivable-net ..........................      39,283      43,608
     Inventories-net ..................................      41,720      40,319
     Income tax refunds ...............................       1,302         521
     Deferred income taxes ............................       5,314       5,630
     Other current assets .............................       3,835       3,370
                                                          ---------   ---------
         Total current assets .........................      94,947      97,879
Property, plant and equipment - net ...................       7,350       7,669
Deferred income taxes .................................         759         503
Goodwill ..............................................      26,718      26,998
Intangible assets - net ...............................       9,561       9,899
Other assets ..........................................       2,237       3,570
                                                          ---------   ---------
              Total Assets ............................   $ 141,572   $ 146,518
                                                          =========   =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ................   $     849   $     772
     Borrowings under lines of credit .................       4,604       2,500
     Accounts payable .................................      12,708      16,978
     Accrued salaries and benefits ....................       8,302       9,919
     Accrued expenses .................................       3,162       3,860
     Customer deposits ................................       4,202       3,898
     Deferred service revenue .........................      14,241      14,357
                                                          ---------   ---------
         Total current liabilities ....................      48,068      52,284
                                                          ---------   ---------
Long-term debt ........................................       6,681       6,932
                                                          ---------   ---------
Other long-term liabilities ...........................       2,560       2,315
                                                          ---------   ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ....................        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,058,818 and 16,047,818 shares issued;
       14,406,063 and 14,395,063 outstanding ..........         321         321
     Capital in excess of par value ...................      39,376      39,252
     Retained earnings ................................      49,707      50,451
     Accumulated other comprehensive income ...........         368         472
     Treasury stock, at cost, 1,652,755 shares ........      (5,509)     (5,509)
                                                          ---------   ---------
          Total shareholders' equity ..................      84,263      84,987
                                                          ---------   =========
              Total Liabilities and Shareholders'Equity   $ 141,572   $ 146,518
                                                          =========   =========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                      For the three months
                                                         ended March 31,
                                                     ----------------------
                                                         2008        2007
                                                     ----------  ----------
Net revenues:
     Product ......................................   $ 16,897    $ 16,706
     Service ......................................     16,415      15,529
     Contract .....................................     18,795      15,601
                                                      --------    --------
                                                        52,107      47,836
                                                      --------    --------
Costs of sales:
     Product ......................................      9,425      10,308
     Service ......................................     12,483      12,166
     Contract .....................................     17,840      14,554
                                                      --------    --------
                                                        39,748      37,028
                                                      --------    --------

     Gross margin .................................     12,359      10,808
                                                      --------    --------
Operating expenses:
     Selling, general and administrative ..........      9,061       8,709
     Research and development .....................      4,121       3,814
     Amortization of identifiable intangible assets        390         390
                                                      --------    --------
                                                        13,572      12,913
                                                      --------    --------

Operating loss ....................................     (1,213)     (2,105)
Other income, net .................................        314         240
Interest expense ..................................       (348)       (222)
                                                      --------    --------

Loss before provision for income taxes ............     (1,247)     (2,087)
Benefit for income taxes ..........................        503         779
                                                      --------    --------
Net loss ..........................................   $   (744)   $ (1,308)
                                                      ========    ========
Loss per share
     Basic ........................................   $   (.05)   $   (.09)
     Diluted ......................................   $   (.05)   $   (.09)

Weighted average shares outstanding
     Basic ........................................     14,379      14,320
                                                      ========    ========
     Diluted ......................................     14,379      14,320
                                                      ========    ========